EXHIBIT 10.74

                         SECURITY AGREEMENT -TAX REFUND


         THIS SECURITY AGREEMENT (the "Agreement") is made as of _______, _____, by and between TRAVIS BOATS & MOTORS, INC. ("Debtor") and TRANSAMERICA COMMERCIAL FINANCE CORPORATION, as agent ("Agent") for Transamerica Commercial Finance Corporation ("TCFC"), GE Commercial Distribution Finance Corporation ("GE") and TMRC, L.L.P. ("Tracker").


                                P R E A M B L E:

         Debtor has requested Agent to provide certain financing to Debtor. Agent has agreed to do so, so long as, among other things, this Agreement is executed and delivered by Debtor to Agent.

         NOW, THEREFORE, in consideration of the premises which are incorporated herein by this reference and constitute an integral part hereof, the execution and delivery of this Agreement and in order to induce the Agent to extend its financing to Debtor, the parties agree as follows:


                            ARTICLE ONE. DEFINITIONS

         SECTION 1.1. DEFINED TERMS. In addition to terms defined elsewhere in this Agreement or any Supplement or Exhibit hereto, when used herein, the following terms shall have the following meanings:

         "Affiliate" shall mean any Person which, directly or indirectly, owns or controls, on an aggregate basis, at least a five percent (5%) interest in any other Person, or which is controlled by or is under common control with any other Person.

         "Collateral" shall mean the following property owned by Debtor, howsoever arising, wherever located and whether now owned or existing or hereafter existing or acquired:

                  (A)      the Parent Income Tax Claim/Refund;

                  (B) any and all proceeds of (A) above.

         "Creditor"  shall  mean   individually,   and  "Creditors"  shall  mean
collectively, each of GE, Tracker and TCFC, and their respective successors and assigns.

         "Documents" shall mean the collectively, GE Loan Documents, the Tracker Loan Documents and the TCFC Loan Documents.

         "Event of Default" shall mean any event or condition under any of the Documents that entitles a Creditor or Creditors, as the case may be, that is a party thereto, to accelerate the stated maturity of any of the Obligations owing in respect thereof.

         "GE Debt" shall mean debts, claims, obligations and liabilities of the GE Obligors to GE, whether primary, secondary, direct, contingent, fixed, owed by a GE Obligor to a third party and acquired by GE or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, including, without limitation, all amounts owed or to become due pursuant to the GE Loan Documents and all renewals, extensions, replacements and modifications thereof.

         "GE Loan Documents" shall mean shall mean all now existing or hereafter created notes, loan agreements, security agreements, guarantees, subordination agreements, waivers, certificates, mortgages, assignments, indemnities,


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agreements,  instruments or other documents (and any amendments,  substitutions, restatements, extensions and renewals to the foregoing) which create, evidence, secure or otherwise relate to the GE Debt.

         "GE Obligors" shall mean the Persons identified on Schedule I to this Agreement and any other Person now or hereafter becoming an obligor on the GE Debt.

         "Intercreditor   Agreement"  shall  mean  that  certain   intercreditor
agreement by and among the Agent and the Creditors dated as of the date of this Agreement, as may be amended and/or restated from time to time.

         "Obligations " shall mean the GE Debt, the Tracker Debt and the TCFC Debt.

         "Parent Income Tax Claim/Refund" shall mean all monies and claims from monies due and/or to become due to Debtor from the United States of America or any department or agency thereof arising out of any application in the name of Debtor for an income tax refund for any tax year, filed or to be filed at any time or from time to time by Debtor with the Internal Revenue Service, including, but not limited to, the application in the name of Debtor for an income tax refund for tax year 2002.

         "Person" shall mean individually, and "Persons" shall mean collectively, any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Related Documents" shall mean this Agreement, any other instruments or documents required or contemplated hereunder, whether now existing or at any time hereafter arising.

         "TCFC Debt" shall mean debts, claims, obligations and liabilities of the TCFC Obligors to TCFC, whether primary, secondary, direct, contingent, fixed, owed by a TCFC Obligor to a third party and acquired by TCFC or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, including, without limitation, all amounts owed or to become due pursuant to the TCFC Loan Documents and all renewals, extensions, replacements and modifications thereof.

         "TCFC Loan Documents" shall mean shall mean all now existing or hereafter created notes, loan agreements, security agreements, guarantees, subordination agreements, waivers, certificates, mortgages, assignments, indemnities, agreements, instruments or other documents (and any amendments, substitutions, restatements, extensions and renewals to the foregoing) which create, evidence, secure or otherwise relate to the TCFC Debt.

         "TCFC Obligors" shall mean the Persons identified on Schedule II to this Agreement and any other Person now or hereafter becoming an obligor on the TCFC Debt.

         "Tracker Debt" shall mean debts, claims, obligations and liabilities of the Parent to Tracker, whether primary, secondary, direct, contingent, fixed, owed by a Parent to a third party and acquired by Tracker or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, including, without limitation, all amounts owed or to become due pursuant to the Tracker Loan Documents and all renewals, extensions, replacements and modifications thereof.

         "Tracker Loan Documents" shall mean shall mean all now existing or hereafter created notes, loan agreements, security agreements, guarantees, subordination agreements, waivers, certificates, mortgages, assignments, indemnities, agreements, instruments or other documents (and any amendments, substitutions, restatements, extensions and renewals to the foregoing) which create, evidence, secure or otherwise relate to the Tracker Debt.

         "Travis Obligors" shall mean collectively, the TCFC Obligors and the GE Obligors.

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         "UCC" shall mean the Uniform  Commercial Code as enacted and amended in the State of Illinois.

         SECTION 1.2. OTHER TERMS. Accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with generally accepted accounting principles in effect from time to time. Terms used in this Agreement which are defined in the UCC, shall, unless the context indicates otherwise or are otherwise defined in this Agreement, have the meanings provided for by the UCC.


                             ARTICLE TWO. COLLATERAL

         SECTION 2.1. SECURITY INTERESTS. To secure payment of the Obligations, Debtor hereby irrevocably pledges, assigns, transfers, conveys and sets over to the Agent and hereby grants to the Agent a security interest in and to the Collateral, howsoever arising, wherever located and whether now owned or existing or hereafter existing or acquired.

         SECTION 2.2. PERFECTION AUTHORIZATION AND FILING REQUIREMENTS. Debtor shall perform any and all acts requested by the Agent to establish, maintain and continue the Agent's security interest and liens in the Collateral, including but not limited to, executing or authenticating financing statements and such other instruments and documents when and as reasonably requested by the Agent. Debtor hereby authorizes Agent through any of Agent's employees, agents or attorneys to file any and all financing statements, including, without limitation, any continuations, transfers or amendments thereof required to perfect Agent's security interest and liens in the Collateral under the UCC without authentication or execution by Debtor.

         SECTION 2.3 PARENT INCOME TAX CLAIM/REFUND. As additional security for the payment and performance of the Obligations, Debtor shall (A) collaterally assign the Parent Income Tax Claim/Refund to Agent in form and manner satisfactory to Agent (the "Collateral Assignment of Parent Income Tax Claim/Refund "); and (B) perform any and all acts requested by Agent to have the Internal Revenue Service and any other Person required by Agent to acknowledge such assignment and pledge of the Parent Income Tax Claim/Refund to Agent.


                  ARTICLE THREE. REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. DEBTOR. Debtor represents and warrants to the Agent that:

                  (A) Organization, Etc. It is duly organized, validly existing and in good standing under the laws of the State of Texas and is duly qualified and in good standing or has applied for qualification as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required.

                  (B) Authorization: No Conflict. The execution and delivery of the Documents are all within the corporate powers of it, have been duly authorized by all necessary action, have, or by the time of their execution and delivery shall have, received all necessary governmental or regulatory approval (if any shall be required), and do not and will not contravene or conflict with any provision of (i) law, rule, regulation or ordinance, (ii) the articles of incorporation or by-laws of it; or (iii) any agreement binding upon it or any of their properties, as the case may be.

                  (C) Validity and Binding Nature. The Documents executed by it are the legal, valid and binding obligations of it, enforceable against it, in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights and remedies of creditors and except as the availability of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

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                  (D) Parent Income Tax  Claim/Refund.  Any of the Parent Income
Tax Claim/Refund is a legitimate claim under the Internal Revenue Code based on the Travis Obligors' net income or losses as of the end of any fiscal year, including, but not limited to, prior to December 31, 2002 and has been reviewed by Debtor's independent certified public accountants and has not been disputed by any Person, including, but not limited to, the Internal Revenue Service and Debtor's independent certified public accountants.


                             ARTICLE FOUR. COVENANTS

         SECTION 4.1. Debtor. Until all the Liabilities are paid in full, the Debtor covenants and agrees that:

                  (A) Books, Records and Inspections. It will (i) maintain complete and accurate books and records with respect to the Collateral; (ii) permit reasonable access by the Agent to the books and records of it.

                  (B) Good Title. It shall at all times maintain good and marketable title to the Collateral.

                  (C) Parent Income Tax Claim/Refund. Debtor shall give immediate written notice to Agent of any communication (whether oral or written) or notice relating to and any payment of all or any portion of the Parent Income Tax Claim/Refund contemporaneously with receipt by any Travis Obligor or any agent of any Travis Obligor of any such communication, notice or payment. Debtor agrees that if any Parent Income Tax Claim/Refund, or any portion of any Parent Income Tax Claim/Refund, is paid to Debtor at any time or from time to time, Debtor will receive and hold the same in trust for Agent and Debtor will forthwith upon receipt of such Parent Income Tax Claim/Refund deliver such Parent Income Tax Claim/Refund to Agent in the identical form of payment received by the Debtor.

                         ARTICLE FIVE. EVENTS OF DEFAULT

         SECTION 5.1. EVENTS OF DEFAULT. Each of the following acts, occurrences or omissions shall constitute an event of default under this Agreement (herein referred to as an "Event of Default"), whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body or tribunal:

                  (A) Any default or event of default, howsoever such terms are defined, shall occur under any of the Documents; or

                  (B) default, and continuance thereof for 5 days after written notice thereof to Debtor by the Agent, in the payment of any amount owing by Debtor to the Agent pursuant to the this Agreement or any of the Related Documents; or

                  (C) Any representation or warranty made by Debtor contained in the this Agreement or any of the Related Documents shall at any time prove to have been incorrect in any material respect when made; or

                  (D) Debtor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under this Agreement or any of the Related Documents (not constituting an Event of Default under any other clause of this Section 5.1 of this Agreement) and such default shall continue unremedied for 5 days after written notice thereof shall have been given by the Agent to Debtor; or

                  (E) Either: (i) any of the Travis Obligors shall become insolvent or generally fail to pay, or admit in writing their inability to pay, their debts as they become due, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against any Travis Obligor or any Travis Obligor makes an assignment for the benefit of creditors; provided, however, that no Event of Default shall exist pursuant to this Subsection E, Clause (i) due to an involuntary bankruptcy case, proceeding or petition filed against any Travis Obligor unless such involuntary case, proceeding or petition


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shall not have been dismissed or withdrawn within 60 days after the date of such involuntary filing; or (ii) corporate or other action shall be taken by any Travis Obligor for the purpose of effectuating any of the foregoing; or

                  (F) If notice is given that the Collateral or any part of the Collateral, is subject to levy, attachment, seizure, or confiscation or uninsured loss; provided, however, that the deductible amount on any insurance policy currently in effect on the Collateral shall not be considered an uninsured loss pursuant to this Subsection; or

                  (G) any Travis Obligor shall be dissolved, whether voluntarily or involuntarily and such Travis Obligor has not taken all actions required to become reinstated.


                              ARTICLE SIX. REMEDIES

         SECTION 6.1. REMEDIES UPON DEFAULT. Upon the occurrence and continuance of any Event of Default, and the expiration of any applicable cure period, and in every such event:

                  (A) notwithstanding anything in the Documents, each Creditor may, in its sole and arbitrary discretion, declare the principal of and interest on their respective Obligations, and all other amounts owed under the Documents, to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived; and

                  (B) Agent may, in its sole and arbitrary discretion, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, exercise all of the remedies of a secured party and mortgage holder under applicable law, including, but not limited to, the UCC, and all of its rights and remedies under the Documents; and

                  (C) Agent may require Debtor to make the records pertaining to the Collateral available to the Agent at a place designated by the Agent which is reasonably convenient or may take repossession of the records pertaining to the Collateral without the use of any judicial process and without any prior notice thereof to Debtor; and

                  (D) Except as otherwise provided by law, Agent may, at its option, and in its sole and arbitrary discretion, sell the Collateral at public or private sale upon such terms and conditions as Agent may reasonably deem proper, and Agent may purchase the Collateral at any such sale, and apply the net proceeds, after deducting all costs, expenses and attorneys' fees incurred at any time in the collection of the indebtedness of Debtor to the Agent and in the protection and sale of the Collateral, to the payment of said indebtedness, returning the remaining proceeds, if any, to Debtor, with Debtor remaining liable for any amount remaining unpaid after such application; and

                  (E) Debtor shall, upon the request of the Agent, forthwith upon receipt, transmit and deliver to the Agent in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by Agent) which may be received by Debtor at any time in full or partial payment of any Collateral. Debtor shall not commingle any such items which may be so received by Debtor with any other of its funds or property but shall hold them separate and apart from their own funds or property and in trust for the Agent until delivery is made to Agent.

         SECTION 6.2. ATTORNEY-IN-FACT. Upon the occurrence and during the continuation of an Event of Default, Debtor hereby appoints Agent as such Person's attorney-in-fact, with full authority in such Person's place and stead and in such Person's name or otherwise, from time to time in Agent's sole and arbitrary discretion, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purpose of this Agreement.

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         SECTION 6.3.  REMEDIES ARE SEVERABLE  AND  CUMULATIVE.  All  provisions contained herein pertaining to any remedy of the Agent shall be and are severable and cumulative and in addition to all other rights and remedies available in the Documents, at law and in equity, any one or more may be exercised simultaneously or successively. Any notification required pursuant to this Article or under applicable law shall be reasonably and properly given to Debtor at the address and by any of the methods of giving such notice as set forth in Section 7.3 of this Agreement, at least 10 days before taking any action.


                          ARTICLE SEVEN. MISCELLANEOUS

         SECTION 7.1. NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of Agent in exercising any right, power or remedy pursuant to the Related Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification, supplement, termination or waiver of any provision of the Related Documents, nor any consent by Agent to any departure by Debtor therefrom, shall be effective unless the same shall be in writing and signed by Agent. Any waiver of any provision of the Documents and any consent by Agent to any departure by Debtor from the terms of any provision of the Related Documents shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Debtor in any case shall entitle Debtor to any other or further notice or demand in similar or other circumstances.

         SECTION 7.2. SET-OFF. Agent shall have the right to set-off, appropriate and apply toward payment of any of the Liabilities, in such order of application as Agent may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of Debtor which is in transit to or in the possession, custody or control of Agent, or any agent, bailee, or Affiliate of Agent. Debtor hereby grants to Agent a security interest in all such property.

         SECTION 7.3. NOTICES, ETC. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing personally delivered or sent by overnight courier or by facsimile machine, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent by facsimile machine or one (1) days after such notice is sent by overnight courier to the intended recipient thereof in accordance with the provisions of this Section 7.3. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 7.3 of this Agreement, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses indicated for such party below:

         If to the Debtor:                Travis Boats & Motors, Inc.
                                          12116 Jekel Circle
                                          Suite 102
                                          Austin, Texas 78727
                                          Attention:  Mark T. Walton
                                          Phone:  (___) __________
                                          Fax No.:  (___) ________

         With copies to:                  Jenkens & Gilchrist
                                          22001 American Center
                                          6000 Congress Avenue
                                          Austin, Texas 78701
                                          Attention:  J. Rowland Cook, Esq.
                                          Phone:  (512) __________
                                          Fax No:  (512) 404-3520

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         If to the Agent:                 Transamerica Commercial Finance
                                           Corporation
                                          5595 Trillium Boulevard
                                          Hoffman Estates, Illinois 60192
                                          Attn:  Michelle Rice
                                          Phone:  (847) 747-7589
                                          Fax No.:  (847) 747-7436

         With a copy to:                  Steven Bright, Esq.
                                          Levenfeld Pearlstein
                                          211 Waukegan Road
                                          Suite 300
                                          Northfield, Illinois 60093
                                          Phone:  (847) 441-7676
                                          Fax:  (847) 441-9976

         SECTION 7.4. COSTS, EXPENSES AND TAXES. Debtor agrees to pay all out-of-pocket fees and expenses of Agent and the Creditors (including, but not limited to, UCC Filing and Search Fees and fees and expenses of outside counsel to Agent and the Creditors and paralegals) in connection with the preparation, administration and enforcement of this Agreement, any of the Related Documents and the Obligations. In addition, Debtor shall pay any and all stamp, transfer and other taxes payable or determined to be payable in connection with the execution and delivery of the Documents and agrees to hold the Agent and each Creditor harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. If any suit or proceeding arising from any of the foregoing is brought against Agent and/or any Creditor, Debtor, to the extent and in the manner directed by Agent, will resist and defend such suit or proceeding or cause the same to be resisted and defended by counsel approved by Agent. If Debtor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Debtor contained in this Agreement shall be breached, Agent may, in its sole and arbitrary discretion, after 10 days written notice is sent to Debtor, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose; and any and all amounts so expended by the Agent shall be repayable to the Agent by Debtor immediately upon the Agent's demand therefor, with interest at a rate equal to the highest interest rate set forth in the Documents in effect from time to time during the period from and including the date funds are so expended by Agent to the date of repayment, and any such amounts due and owing Agent shall be deemed to be part of the Obligations secured hereunder. The obligations of Debtor under this Section shall survive the termination of this Agreement and the discharge of the other obligations of Debtor under the Documents.

         SECTION 7.5. COMPUTATIONS. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with generally accepted accounting principles applied on a basis consistent with those at the time in effect.

         SECTION 7.6. FURTHER ASSURANCES. Debtor agrees to do such further acts and things and to execute and deliver to Agent such additional assignments, agreements, powers, documents and instruments as Agent may reasonably require or deem advisable to carry into effect the purposes of the Related Documents, or to confirm unto Agent its rights, powers and remedies under the Related Documents.

         SECTION 7.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

         SECTION 7.8. BINDING EFFECTS; ASSIGNMENT. This Agreement shall be binding upon, and inure to the benefit of, Agent, Debtor and their respective successors, assigns, representatives and heirs. Debtor shall not assign any of its rights nor delegate any of its obligations under Documents without the prior written consent of Agent and no such consent by Agent shall, in any event, relieve Debtor of any of its obligations under the Documents.

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         SECTION  7.9.  HEADINGS.  Captions  contained  in  this  Agreement  are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement and shall not affect the construction of this Agreement.

         SECTION 7.10. ENTIRE AGREEMENT. This Agreement, together with the Related Documents, contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of the Agreement. Except as specifically set forth in this Agreement, Agent makes no covenants to Debtor, including, but not limited to, any commitments to provide any financing to Debtor. The parties acknowledge and agree that the Agent is acting as agent for the Creditors in accordance with the terms and provisions of, and subject to the powers and authorities granted to the Agent by the Creditors in, the Intercreditor Agreement.

         SECTION 7.11. GOVERNING LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Illinois and for all purposes shall be construed in accordance with the laws of the State of Illinois.

         SECTION 7.12. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7.13. CONFLICT. In the event of any conflict between this Agreement and any of the other Documents, (A) as between Debtor on the one hand and Agent and/or Creditors on the other hand, the terms and provisions of this Agreement shall govern and control and (B) as among the Agent and the Creditors or among the Creditors, the terms and provisions of this Agreement shall control, unless solely with respect to this clause (B), 100% of the Creditors agree in writing that another agreement, document or instrument shall control.

         SECTION 7.14. JURISDICTION; WAIVER. DEBTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING SIGNED BY THE AGENT IN PARTIAL CONSIDERATION OF AGENT'S RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISION OF THIS AGREEMENT AND THE DOCUMENTS. DEBTOR CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT. DEBTOR WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST AGENT IN ANY JURISDICTION EXCEPT THE AFORESAID COUNTY AND STATE. AGENT AND DEBTOR HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOANS, THE DOCUMENTS AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THE DOCUMENTS.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered at Chicago, Illinois as of the date first above written.


         DEBTOR:                                TRAVIS BOATS & MOTORS, INC.
         ------


                                                By:___________________________
                                                Title:________________________


         AGENT:                                 TRANSAMERICA COMMERCIAL FINANCE
                                                 COPORATION



                                                By:___________________________
                                                Title:________________________







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